Exhibit 10.7
Execution Copy
FIRST AMENDMENT AGREEMENT
Dated as of July 29, 2008
by and among
RESIDENTIAL FUNDING COMPANY, LLC,
as Borrower,
GMAC MORTGAGE, LLC,
as Borrower,
RESIDENTIAL CAPITAL, LLC AND CERTAIN OTHER
AFFILIATES OF THE BORROWERS PARTY HERETO,
as Guarantors or Obligors,
and
GMAC LLC,
as Lender and Lender Agent

     This FIRST AMENDMENT AGREEMENT (this “Agreement”) dated as of July 29, 2008 (the “Amendment Effective Date”), is by and among Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”, and together with RFC, each a “Borrower” and collectively, the “Borrowers”), Residential Capital, LLC and the other Affiliates of the Borrowers party hereto as Guarantors (each, a “Guarantor”), the Affiliates of the Borrower party hereto as Obligors (each, an “Obligor”), GMAC LLC, a Delaware limited liability company, in its capacity as Lender and as agent for the Lenders (in such capacity, the “Lender Agent”).
     Reference is hereby made to the Loan Agreement (as modified by the deletion and joinder of parties prior to the date hereof, the “Loan Agreement”) dated as of June 4, 2008 among the Borrowers, the Guarantors, the Initial Lender, the Lender Agent, the various other parties signatory thereto as obligors and Wells Fargo Bank, N.A.
RECITALS
     1. Each of the parties hereto is a party to the Loan Agreement.
     2. The parties hereto desire to make certain amendments to the Loan Agreement.
     3. Each of the parties hereto, by its signature hereto, hereby acknowledges, consents and agrees to the changes set forth herein.
     4. In consideration of the premises and mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINED TERMS
     SECTION 1.1 Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement.
ARTICLE II
AMENDMENTS TO THE AFFECTED DOCUMENTS
     SECTION 2.1 Amendments to the Loan Agreement. Each of the parties hereto hereby consents and agrees that the Loan Agreement shall be amended as of the Amendment Effective Date as follows:
     (a) Section 2.03(a) of the Loan Agreement is amended by deleting the figure “$50,000,000” where it appears therein and replacing it with the figure “$25,000,000.”.
     (b) Section 2.08 of the Loan Agreement is hereby amended by amending and restating clause (c) thereof to read as follows:
     “(c) The Borrowers shall, on each Mandatory Repayment Date with respect to a Collateral Disposition (the “Subject Disposition”), repay outstanding
First Amendment

Loans in an amount equal to the sum (if greater than zero) of (i) Net Cash Proceeds in excess of Retained Proceeds in the aggregate received by the Obligors in respect of all Collateral Dispositions; minus (ii) the aggregate Fair Value of Reinvestment Collateral acquired with such Net Cash Proceeds or otherwise designated by the Borrowers as new Primary Collateral to replace the assets subject to such Collateral Dispositions, provided that the aggregate Fair Value of Reinvestment Collateral so acquired or designated with respect to any Collateral Disposition shall not exceed the Net Cash Proceeds of such Collateral Disposition less any portion of such Net Cash Proceeds designated as Retained Proceeds; and minus (iii) the aggregate amount of repayments made pursuant to Section 2.08(a) since the date of the Subject Disposition.
     (c) Section 2.09 of the Loan Agreement is hereby amended by adding the following to the end of such section:
“Notwithstanding anything else to the contrary contained herein, to the extent funds used to make any prepayment pursuant to this Section 2.09 constitute funds received in respect of the repayment of, or Net Cash Proceeds of Collateral Dispositions of, Primary Collateral consisting of Servicing T&I Advances, Servicing P&I Advances or Servicing Corporate Advances, any such amounts may only be reborrowed to the extent the proceeds of any such reborrowing are used to purchase f Eligible Assets consisting of Servicing T&I Advances, Servicing P&I Advances or Servicing Corporate Advances that are concurrently designated as Primary Collateral in accordance with the terms of this Agreement.
     (d) Section 2.10(c) of the Loan Agreement is hereby amended in its entirety to read as follows:
     “In the event that the Borrowers repay outstanding Loans under Section 2.08(c) with Net Cash Proceeds (the “Prepayment Amount”), the Commitment Amount shall be permanently reduced to the extent the Borrowers fail to reborrow such Prepayment Amount and either (A) use the proceeds of the resulting Loans to purchase or otherwise fund Reinvestment Collateral designated as new Primary Collateral to replace the assets subject to the Collateral Disposition that gave rise to such Net Cash Proceeds, provided that the aggregate Fair Value of Reinvestment Collateral so acquired or designated with respect to any Collateral Disposition shall not exceed the related Prepayment Amount, or (B) designate such proceeds as Retained Proceeds, in each case within 120 days of the receipt of such Net Cash Proceeds.”
     (e) Section 4.02(b) is amended by adding the following at the end thereof:
“; provided further that the Borrowers may, from time to time, withdraw amounts on deposit in such accounts to make prepayments of any Loan in accordance with Section 2.09 (including the restrictions on reborrowing contained therein).”
First Amendment

     (f) Section 5.02 of the Loan Agreement is amended by replacing the phrase “paragraphs (b)-(f)” with the phrase “paragraphs (b)-(e)”.
     (g) Section 7.01(f)(ii) of the Loan Agreement is amended by deleting the phrase “,consistently applied,” contained therein.
     (h) Section 7.01(f)(iii) of the Loan Agreement is amended by (i) deleting the phrase “and certified by a Responsible Officer of ResCap as” and (ii) deleting the phrase “,consistently applied,”, in each case as contained therein.
     (i) Section 7.01(n) of the Loan Agreement is amended to add the phrase “beginning not later than the Account Transfer Date” at the beginning of clause (iii) thereof.
     (j) Section 7.02(r) of the Loan Agreement is amended in its entirety to read as follows:
“use the Net Cash Proceeds from any Servicing Advance Factoring Sale for any purpose other than (i) during the Deferral Period, the funding of servicing advances, (ii) the purchase of Eligible Assets consisting of Servicing T&I Advances, Servicing P&I Advances or Servicing Corporate Advances that are concurrently designated as Primary Collateral in accordance with the terms of this Agreement and (iii) to make prepayments of any Loan in accordance with Section 2.09 (including the restrictions on reborrowings contained therein); or”
     SECTION 2.2 Amendments to Definitions.
     (a) Clause (a) of the definition of “Eligible Asset” in Schedule 1.01 to the Loan Agreement is hereby amended by (i) deleting the word “or” before the parenthetical “(viii)”, (ii) adding the phrase “; or (ix) an increase in the aggregate outstanding principal balance of the English Notes in accordance with the terms of the English Security Documents” at the end of such clause.
     (b) Schedule 1.01 of the Loan Agreement is hereby amended by amending and restating the terms set forth below to read as follows:
     “Cash Equivalents” means (i) securities with weighted average maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (ii) certificates of deposit and eurodollar time deposits with weighted average maturities of 90 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000 and a rating of at least A+ and A1 from S&P and Moody’s, respectively, (iii) repurchase obligations of any commercial bank satisfying the requirements of clause (ii) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government,
First Amendment

(iv) securities with weighted average maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s, (v) securities with weighted average maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (ii) of this definition or, (vi) shares of 2-a7 money market mutual funds rated AAA by Moody’s and S&P that have a weighted average maturity of 90 days or less or similar funds which invest exclusively in assets satisfying the requirements of clauses (i) through (v) of this definition.
     “Collection Accounts” means each segregated trust account established in the name of an Obligor and subject to the control of the Collateral Control Agent in a manner satisfactory to the Lender Agent prior to the Account Transfer Date.
     “Eligible UK Assets” means, as of any date on which Reinvestment Collateral are to be designated as Primary Collateral, residential mortgage loans denominated in Pounds Sterling and originated or acquired by Subsidiaries of the Borrowers in the ordinary course of business, provided in each case that such loans satisfy the eligibility criteria set forth in clauses (a) through (f), (h), (k) through (o), (q) through (t) and (z) of Exhibit A.
     “English Note Issuance Facility Deed” means the note issuance facility deed dated on or about June 2, 2008 between English SPE, Rescap, the English Security Trustee and the English Sellers, as the same may be amended or modified with the prior written consent of the Lender Agent.
     “Reinvestment Collateral” means (i) Assets acquired as Permitted Consideration for a Collateral Disposition, (ii) Servicing P&I Advances, Servicing Corporate Advances, and Servicing T&I Advances arising under a Specified Servicer Advances Agreement, and (iii) other Eligible Assets acquired with Net Cash Proceeds of a Collateral Disposition or otherwise designated by the Borrowers as new Primary Collateral to replace the assets subject to a Collateral Disposition, which assets shall be described in a Reinvestment Schedule delivered to the Lender Agent and the First Priority Collateral Agent on each Monthly Settlement Date as provided in Section 7.01(g), and which Reinvestment Schedule shall be accompanied by a Reinvestment Certificate; provided that the failure to deliver such Reinvestment Schedule or Reinvestment Certificate shall not relieve the Obligors of any of their obligations to treat assets acquired as Permitted Consideration for a Collateral Disposition or with Net Cash Proceeds of a Collateral Disposition as Primary Collateral or to comply with the provisions of the Facility Documents relating to Primary Collateral.
First Amendment

     “Retained Proceeds” means (i) Net Cash Proceeds of Collateral Dispositions and the proceeds of reborrowings of Prepayment Amounts, in an aggregate amount for the entire period following the Closing Date not to exceed $450 million, which the Obligors elect to treat as Retained Proceeds in a Monthly Collateral Report or otherwise so designate by written notice to the Lender Agent (in each case within 120 days of the receipt of such Net Cash Proceeds or the receipt of the Net Cash Proceeds used as such Prepayment Amounts, as applicable), which election (once made) shall be irrevocable, plus (ii) Net Cash Proceeds arising from the disposition of MHF Assets.
     “Servicing Advance Exception End Date” means July 21, 2008.”
     (c) Schedule 1.01 to the Loan Agreement is hereby amending by adding the following new definitions in the appropriate alphabetical location therein:
     “GMAC” means GMAC LLC, a Delaware limited liability company, in its individual capacity.
     SECTION 2.3 Amendments to Schedules and Exhibits.
     (a) Schedule 5.02 of the Loan Agreement is hereby amended and restated to read as set forth in Exhibit A to this Agreement.
     (b) Clause (i) of the Eligibility Requirements specified in Exhibit A to the Loan Agreement is amended and restated to read as follows:
“(i) the related Contract is denominated and payable in Dollars by a Payor in the United States of America or (in the case of an increase in the aggregate outstanding balance of the English Notes) Pounds Sterling by the English SPV; provided that in the case of any such increase in the aggregate outstanding balance of the English Notes, the English SPV shall have acquired Eligible UK Assets with a Fair Value equal to or greater than the amount of such increase.
     (c) Exhibit 7.01 to the Loan Agreement is hereby amended by deleting the phrase “on [___], such date being the Business Day immediately preceding the date of [___] Reporting Date” in clause (a) to the third paragraph of such exhibit, and replacing it with “the Business Day immediately preceding the date this Certificate is delivered to the Lender Agent”.
First Amendment

ARTICLE III
CONDITIONS TO EFFECTIVENESS
     SECTION 3.1 Amendment Effective Date. This Agreement and the provisions contained herein shall become effective as of the Amendment Effective Date provided that the Lender Agent shall have, in form and substance satisfactory to them, received the following:
     (a) Agreement. An original counterpart (or counterparts) of this Agreement executed by the parties hereto or other evidence satisfactory to the Lender Agent of the execution, delivery and effectiveness of this Agreement.
     (b) Other. Such other opinions and documents as the Lender Agent may reasonably request, which opinions and documents will be in form and substance satisfactory to the Lender Agent.
ARTICLE IV
ACKNOWLEDGEMENTS, CONSENTS, NOTICE, CONFIRMATION AND
REPRESENTATIONS AND WARRANTIES
     SECTION 4.1 Notice. Each party hereto hereby acknowledges timely notice of the execution of this Agreement and of the transactions and amendments contemplated hereby. Each party hereto hereby waives any notice requirement contained in the Loan Agreement or the Facility Documents with respect to the execution of this Agreement.
     SECTION 4.2 Confirmation of the Facility Documents. The Borrowers, the Guarantors and the Obligors each hereby acknowledge and agree that, except as herein expressly amended, the Loan Agreement and each other Facility Document are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Without limiting the foregoing, each Obligor reaffirms its grant of a security interest in all the Collateral pledged by it, and agrees that such security interest secures all Obligations. As of the Amendment Effective Date, each reference in the Loan Agreement to “this Agreement” shall mean the Loan Agreement as amended by this Agreement, and as hereinafter amended or restated.
     SECTION 4.3 Representations and Warranties. By its signature hereto, each Borrower, each Guarantor and each other Obligor hereby represents and warrants that, before and after giving effect to this Agreement, as follows:
     (a) Its representations and warranties set forth in the Facility Documents are true and correct as if made on the date hereof, except to the extent they expressly relate to an earlier date; and
     (b) After giving effect to this Agreement, no Default has occurred and is continuing.
First Amendment

ARTICLE V
MISCELLANEOUS
     SECTION 5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).
     SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which when taken together shall constitute one and the same agreement.
     SECTION 5.3 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     SECTION 5.4 Entire Agreement. This Agreement, the Loan Agreement and the other Facility Documents embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understanding relating to the matters provided for herein.
     SECTION 5.5 Captions. The various captions in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.
     SECTION 5.6 Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.
     SECTION 5.7 SUBMISSION TO JURISDICTION. EACH PARTY HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY
First Amendment

OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.
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First Amendment

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RESIDENTIAL FUNDING COMPANY, LLC,
as Borrower

By:	/s/ John M. Peterson
Name: John M. Peterson
Title: Treasurer

GMAC MORTGAGE, LLC,
as Borrower

By:	/s/ John M. Peterson
Name: John M. Peterson
Title: Assistant Treasurer
First Amendment

GMAC LLC,
as Lender Agent and Lender

By:	/s/ David C. Walker
Name: David C. Walker
Title: Group Vice President & Treasurer
First Amendment

Acknowledged and Agreed:

RESIDENTIAL CAPITAL, LLC,
as Guarantor

By:	/s/ John M. Peterson
Name: John M. Peterson
Title: Assistant Treasurer

GMAC RESIDENTIAL HOLDING COMPANY, LLC, as Guarantor

By:	/s/ John M. Peterson
Name: John M. Peterson
Title: Assistant Treasurer

GMAC-RFC HOLDING COMPANY, LLC,
as Guarantor

By:	/s/ John M. Peterson Name: John M. Peterson
Title: Treasurer

HOMECOMINGS FINANCIAL, LLC,
as Guarantor

By:	/s/ John M. Peterson
Name: John M. Peterson
Title: Treasurer
First Amendment

Acknowledged and Agreed:

RESIDENTIAL MORTGAGE REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name: John M. Peterson
Title: Assistant Treasurer

RESIDENTIAL FUNDING REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name: John M. Peterson
Title: Treasurer

HOMECOMINGS FINANCIAL REAL ESTATE HOLDINGS, LLC, as Obligor

By:	/s/ John M. Peterson
Name: John M. Peterson
Title: Treasurer

EQUITY INVESTMENT I, LLC, as Obligor

By:	/s/ Laura Mollet
Name: Laura Mollet
Title: Secretary

DEVELOPERS OF HIDDEN SPRINGS, LLC, as Obligor

By:	/s/ Laura Mollet
Name: Laura Mollet
Title: Secretary
First Amendment

DOA HOLDING PROPERTIES, LLC, as Obligor

By:	/s/ Laura Mollet
Name: Laura Mollet
Title: Secretary

RFC ASSET HOLDINGS II, LLC, as Obligor

By:	/s/ John M. Peterson
Name: John M. Peterson
Title: Treasurer

PASSIVE ASSET TRANSACTIONS, LLC, as Obligor

By:	/s/ John M. Peterson

Name: John M. Peterson
Title: Assistant Treasurer

GMAC MODEL HOME FINANCE I, LLC as Obligor

By:	/s/ Laura Mollet

Name: Laura Mollet
Title: Secretary
First Amendment

Exhibit A to Amendment
SCHEDULE 5.02
CONDITIONS PRECEDENT TO EACH LOAN
     (including, with respect to paragraphs (b)-(e) inclusive, to the automatic continuation of a Loan upon the conclusion of an Interest Period)
     (a) The Lender Agent shall have received a duly executed copy of the Borrower Funding Request for such Loan in accordance with Section 2.03;
     (b) The making of such Loan, and the application of the proceeds thereof, shall not result in the Outstanding Aggregate Loan Amount exceeding the Available Amount;
     (c) The making of such Loan, and the application of the proceeds thereof, shall not result in a Borrowing Base Deficiency;
     (d) On the applicable Funding Date, the following statements shall be true (and the Borrowers by delivering such Borrower Funding Request shall be deemed to have certified that):
     (i) the representations and warranties set of the Obligors in the Facility Documents are true and correct in all material respects on and as of such day as though made on and as of such day and shall be deemed to have been made on such day (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case, such representation or warranty shall have been true and correct as of such date);
     (ii) Each Borrower is in compliance with all covenants set forth in Article VII;
     (iii) All conditions precedent to the making of such Loan have been satisfied;
     (iv) No Default has occurred and is continuing, or would result from the making or borrowing of such Loan;
     (e) The Intercreditor Agreement is in full force and effect;
     (f) The amount of the initial Revolving Loan shall be not less than $25,000,000;
     (g) The Obligors have maintained all material licenses, business, governmental authorizations and regulatory approvals held by them as of the Closing Date, without the imposition of material changes, conditions or restrictions;
     (h) The Lender Agent shall have received (i) with respect to the Initial Borrower Funding Request, the initial Monthly Collateral Report; and (ii) with respect to any subsequent Borrower Funding Request, an Interim Borrowing Base Report on or prior to the time required by Section 2.03; and
First Amendment

     (i) To the extent such Loan will constitute a reborrowing of funds received in respect of the repayment of, or Net Cash Proceeds of Collateral Dispositions of, Primary Collateral consisting of Servicing T&I Advances, Servicing P&I Advances or Servicing Corporate Advances, the proceeds of such Loan shall be immediately used to purchase Eligible Assets consisting of Servicing T&I Advances, Servicing P&I Advances or Servicing Corporate Advances that are concurrently designated as Primary Collateral in accordance with the terms of the Loan Agreement.
First Amendment